UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

May 8, 2019

CCUR Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37706	04-2735766
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4375 River Green Parkway, Suite 210, Duluth, Georgia	30096
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 305-6435

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
None

ITEM 1.01. Entry into a Material Definitive Agreement.

On February 14, 2019, CCUR Holdings, Inc. (the “Company”) and CIDM LLC (the “Manager”) entered into a “Management Agreement,” a copy of which was filed as Exhibit 10.2 in the Form 8-K filed by the Company on February 14, 2019 and is incorporated herein by reference. Pursuant to the Management Agreement, the Manager (i) provides the Company with advisory services with respect to the management and allocation of the Assets (as defined therein) of the Company and its subsidiaries and (ii) exercises discretionary management authority over the Company’s trading portfolio of publicly traded securities.

On May 8, 2019, the Company entered into a “First Amendment to Management Agreement” (the “First Amendment”) amending certain terms of the Management Agreement. A copy of the First Amendment is attached hereto as Exhibit 10.1 and incorporated herein by reference in its entirety. Any capitalized terms not defined herein shall have the meaning given to them in the Management Agreement, as amended. Pursuant to the First Amendment, the Management Agreement is amended to provide:

(i)	The fees due to the Manager (which are payable via a grant of stock appreciation rights) shall be paid by the Company within three (3) calendar days of the Company’s next quarterly or annual report following the period with respect to which such fees are payable;

(ii)	The Company’s obligation to reimburse expenses of the Manager shall be satisfied through a cash payment of $50,000, paid quarterly in arrears; and

(iii)	With respect to the stock appreciation rights to be granted to the Manager, the Base Price (as defined therein) shall be $0.01.

The foregoing description of the First Amendment is qualified in its entirety by the full text of the First Amendment, a copy of which is furnished as Exhibit 10.1 hereto and incorporated herein by reference.

ITEM 2.02. Results of Operations and Financial Condition.

On May 9, 2019, the Company issued a press release containing information about its financial condition and results of operations for its third fiscal year 2019 quarter ending March 31, 2019. Included in the press release are (i) the unaudited condensed consolidated balance sheets of the Company as of March 31, 2019 and June 30, 2018, and (ii) the Company’s unaudited condensed consolidated statements of operations for (a) the three and nine months ended March 31, 2019 and March 31, 2018 and (b) the three months ended March 31, 2019 and December 31, 2018. A copy of this press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01. Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description

10.1	First Amendment to Management Agreement between CCUR Holdings, Inc. and CIDM LLC, dated as of May 8, 2019.

99.1	Press Release of CCUR Holdings, Inc., released on May 9, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 9, 2019

CCUR Holdings, Inc.
(Registrant)

By:	/s/ Warren Sutherland
Warren Sutherland
Chief Financial Officer